2023 Annual Dodd-Frank Act Stress Test Results Disclosure June 30, 2023 Exhibit 99

Agenda Page 1 Overview 1 2 2023 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 10

1 https://www.federalreserve.gov/publications/files/2023-dfast-results-20230628.pdf 2 12 CFR 252.56(b) Overview This 2023 Annual Dodd-Frank Act Stress Test Results Disclosure presents the results of the annual stress test conducted by JPMorgan Chase & Co. der the Dodd- for the nine-quarter projection period (1Q23 through 1Q25) under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the regulations and other requirements of the Federal Reserve. The results represent hypothetical estimates under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve on February 9, 2023 and do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue ("PPNR"), net income before taxes, capital, risk-weighted The results were calculated using forecasting models and methodologies developed by JPMorgan Chase. The Federal Reserve conducts its own stress tests of large banks, including JPMorgan Chase, based on forecasting models and methodologies developed by the Federal Reserve. Because the models and methodologies utilized by the Firm and the Federal Reserve are different, the results separately published by the Federal Reserve1 may vary from those disclosed in this report. JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the will be published by the Federal Reserve by August 31, 2023. JPMorgan Chase's results reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule2 for each quarter of the projection period, as follows: Payments on instruments that qualify as additional tier 1 capital or tier 2 capital equal to the stated dividend, interest, or principal due on such instrument; No redemption or repurchase of any capital instrument that is eligible for inclusion in the numerator of a regulatory capital ratio; and No issuances of common stock or preferred stock A strong capital position is essential to the Firm's business strategy and competitive position. Maintaining a strong balance sheet to manage through economic ttee. Capital adequacy and stress AST Stress Test is subject to a governance framework, which includes oversight by the Board of Directors, the Firmwide Asset and Liability Committee, the Capital Governance Committee, the Internal Audit. Overview 1

2023 Supervisory Severely Adverse Scenario highlights The scenario is characterized by a severe global recession accompanied by a period of heightened stress in both commercial and residential real estate markets, as well as corporate debt markets U.S. real GDP GDP declines 8.7% to its trough in the first quarter of 2024 U.S. unemployment rate Unemployment rate increases by 6.4% to a peak level of 10.0% in the third quarter of 2024 U.S. inflation n the third quarter of 2023 Real estate prices House prices decline 37.9% through the third quarter of 2024 relative to their level in the fourth quarter of 2022; commercial real estate prices decline by 40.0% by the fourth quarter of 2024 relative to their level in the fourth quarter of 2022 Equity markets Equity prices decline by 45.0% through the fourth quarter of 2023; equity market volatility peaks in the second quarter of 2023 Treasury rates Short-term Treasury rates fall to 0.1% by the third quarter of 2023 and remain there for the remainder of the scenario; long-term Treasury rates drop from 3.9% in the fourth quarter of 2022 to 0.8% in the second quarter of 2023, gradually recovering to 1.3% by the first quarter of 2025 Mortgage rates The spread between 30-year mortgage rates and long-term Treasury rates widens to 3.0 percentage points by the third quarter of 2023, narrowing to 2.0 percentage points by the first quarter of 2025 Credit spreads The spread between yields on BBB corporate bonds and yields on long-term Treasury securities widens 360bps to a peak of 580bps in the fourth quarter of 2023 International The scenario features sharp slowdowns starting in the first quarter of 2023 in all developed country blocs, leading to recessions in the Euro area, the United Kingdom, and Japan 1 For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see Board of Governo ) https://www.federalreserve.gov/newsevents/pressreleases/files/bcreg20230209a1.pdf 2 As prescribed by the Federal Reserve, the "as-of" date for the 2023 Annual Stress Test global market shock, exploratory market shock, and counterparty default components can be any date during the business week of October 14, 2022 The Firm is also tested against the following additional, add-on components as part of the 2023 Supervisory Severely Adverse Scenario: Global market shock set of hypothetical shocks to a large set of risk factors which stress trading, private equity, and certain other fair-valued positions Counterparty default ADDITIONAL COMPONENTS2 KEY ECONOMIC VARIABLES IN THE SUPERVISORY SEVERELY ADVERSE SCENARIO PRESCRIBED BY THE FEDERAL RESERVE1 Overview 2

Agenda Page 1 Overview 1 2 2023 Supervisory Severely Adverse Scenario results JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse Scenario

Capital and RWA projections – JPMorgan Chase

FIRM-CALCULATED PROJECTED STRESSED CAPITAL RATIOS[1,2] (1Q23 – 1Q25)

	Actual 4Q22	Regulatory minimum[3]	Stressed capital ratios 1Q25	Stressed capital ratios Minimum[4]
Common equity tier 1 capital ratio (%)	13.2%	4.5%	11.9%	11.3%
Tier 1 risk-based capital ratio (%)	14.9%	6.0%	13.5%	12.8%
Total risk-based capital ratio (%)	16.8%	8.0%	15.3%	14.6%
Tier 1 leverage ratio (%)	6.6%	4.0%	6.2%	6.1%
Supplementary leverage ratio (%)	5.6%	3.0%	5.2%	5.2%

FIRM-CALCULATED PROJECTED RISK-WEIGHTED ASSETS

	Actual 4Q22	Projected 1Q25
Basel III Standardized risk-weighted assets ($B)	$1,654	$1,691

[1] Risk-based capital ratios and Tier 1 leverage ratio were calculated under the Basel III Standardized rules. The supplementary leverage ratio ("SLR") was calculated under the Basel III Advanced rules. For additional information on Basel III, refer to Capital Risk Management on pages 86-96 and Note 27 on pages 274-275 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2022 ("2022 Form 10-K")

[2] The capital metrics include the impact of the Current Expected Credit Losses ("CECL") capital transition provisions. Refer to Capital Risk Management pages 86-96 of JPMorgan Chase's 2022 Form 10-K

[3] Represents minimum requirements applicable to the Firm excluding regulatory capital buffers

[4] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q23 to 1Q25

JPMorgan Chase & Co.

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DFAST results under the Supervisory Severely Adverse Scenario Profit & loss projections JPMorgan Chase 1 Noninterest expense includes losses from operational-risk events and other real estate owned costs 2 Other revenue includes one-time income and expense items not included in PPNR 3 Trading and counterparty losses include mark-to- assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 4 Other losses/(gains) includes projected changes in fair value of loans held-for-sale ("HFS"), loans accounted for under the fair value option ("FVO"), equity securities not held for trading, and hedges on loans measured at amortized cost 5 Other comprehensive income is reported on a post-tax basis and includes net unrealized losses/(gains) on (a) available-for-sale 6 Average assets is the nine-quarter average of total assets FIRM-CALCULATED 9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q23 1Q25) 2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 4

DFAST results under the Supervisory Severely Adverse Scenario Loan loss projections JPMorgan Chase Note: Numbers may not sum due to rounding 1 Includes small and medium enterprise loans and corporate cards 2 Includes auto loans and other consumer loans 3 Includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases 4 Portfolio loss rates are calculated by taking the cumulative losses over the nine-quarter projection period (i.e., 1Q23 to 1Q25) divided by the nine-quarter average loan balances excluding loans HFS and loans accounted for under the FVO First lien mortgages, domestic $3.7 1.8 % Junior liens and home equity lines of credit, domestic 0.5 3.1 Commercial & industrial1 21.0 10.5 Commercial real estate, domestic 2.4 2.1 Credit cards 21.4 13.1 Other consumer2 1.6 2.1 Other3 7.4 2.4 Total projected loan losses $58.1 5.4 % Loan type Billions of dollars Portfolio loss rates (%)4 FIRM-CALCULATED 9-QUARTER CUMULATIVE PROJECTED LOAN LOSSES, BY TYPE OF LOAN (1Q23 1Q25) 2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 5

13.2% 11.9% 4.7% (5.0%) (1.2%) (0.2%) 0.8% (0.3%) (0.1%) Launch point¹ (4Q22) PPNR (pretax) Provision for credit losses (pretax) Trading and counterparty losses (pretax) Other losses² (pretax) AOCI included in capital RWA Other³ End point¹ (1Q25) Note: Numbers may not sum due to rounding 1 4Q22 and 1Q25 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q23 to 1Q25 2 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans measured at amortized cost 3 Includes preferred stock dividends, income tax expense/(benefit), goodwill and intangibles net of related deferred tax liabilities, and other capital deductions Regulatory capital minimum: 4.5% CET1 capital $219 $78 $(82) $(21) $(4) $12 $(1) $202 RWA $1,654 $37 $1,691 FIRM-CALCULATED CET1 RATIO UNDER SUPERVISORY SEVERELY ADVERSE SCENARIO ($B) 2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 6

5.6% 5.2% 1.8% (1.9%) (0.5%) (0.1%) 0.3% 0.0% (0.0%) Launch point¹ (4Q22) PPNR (pretax) Provision for credit losses (pretax) Trading and counterparty losses (pretax) Other losses² (pretax) AOCI included in capital SLR exposure Other³ End point¹ (1Q25) Regulatory capital minimum: 3.0% 1 4Q22 and 1Q25 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact for 1Q23 to 1Q25 2 Includes projected changes in fair value of loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans measured at amortized cost 3 Includes preferred stock dividends, income tax expense/(benefit), goodwill and intangibles net of related deferred tax liabilities, and other capital deductions Tier 1 capital $246 $78 $(82) $(21) $(4) $12 $(1) $228 SLR exposure $4,367 ($3) $4,364 FIRM-CALCULATED SLR UNDER SUPERVISORY SEVERELY ADVERSE SCENARIO ($B) 2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase & Co. 7

Agenda Page 1 Overview 1 2 2023 Supervisory Severely Adverse Scenario results JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. 3 3 8 3 Risks and methodologies 10

2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase Bank, N.A.

DFAST results under the Supervisory Severely Adverse Scenario

Capital projections – JPMorgan Chase Bank, N.A. (JPMCB)[1]

JPMCB-CALCULATED PROJECTED STRESSED CAPITAL RATIOS[2,3] (1Q23 – 1Q25)

	Actual 4Q22	Regulatory minimum[4]	Stressed capital ratios	
			1Q25	Minimum[5]
Common equity tier 1 capital ratio (%)	16.9%	4.5%	15.1%	14.5%
Tier 1 risk-based capital ratio (%)	16.9%	6.0%	15.1%	14.5%
Total risk-based capital ratio (%)	18.1%	8.0%	16.2%	15.7%
Tier 1 leverage ratio (%)	8.3%	4.0%	7.6%	7.6%
Supplementary leverage ratio (%)	6.9%	3.0%	6.3%	6.3%

[1] For the full scenario description and instructions provided by the OCC, see https://www.occ.treas.gov/publications-and-resources/forms/dodd-frank-act-stress-test/index-dodd-frank-act-stress-test.html

[2] Risk-based capital ratios and Tier 1 leverage ratio were calculated under the Basel III Standardized rules. The SLR was calculated under the Basel III Advanced rules. For additional information on Basel III, refer to Capital Risk Management on pages 86-96 and Note 27 on pages 274-275 of JPMorgan Chase's 2022 Form 10-K

[3] The capital metrics include the impact of the Current Expected Credit Losses ("CECL") capital transition provisions. Refer to Capital Risk Management pages 86-96 of JPMorgan Chase's 2022 Form 10-K

[4] Represents minimum requirements applicable to the Firm excluding regulatory capital buffers

[5] The minimum capital ratio represents the lowest calculated stressed risk-based and leverage-based capital ratios during the period 1Q23 to 1Q25

JPMORGAN CHASE & CO.

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DFAST results under the Supervisory Severely Adverse Scenario Profit & loss projections JPMorgan Chase Bank, N.A. (JPMCB) Note: Numbers may not sum due to rounding 1 Noninterest expense includes losses from operational-risk events and other real estate owned costs 2 Other revenue includes one-time income and expense items not included in PPNR 3 Trading and counterparty losses include MTM and CVA losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 4 Other losses/(gains) includes losses/(gains) associated with loans HFS, loans accounted for under the FVO, equity securities not held for trading, and hedges on loans measured at amortized cost 5 Other comprehensive income is reported on a post-tax basis and includes net unrealized losses/gains on (a) AFS investment securities and (b) net losses and prior service costs related to defined benefit pension and OPEB plans 6 Average assets is the nine-quarter average of total assets JPMCB-CALCULATED 9-QUARTER CUMULATIVE PROJECTED PPNR, LOSSES, NET INCOME BEFORE TAXES, AND OTHER COMPREHENSIVE INCOME (1Q23 1Q25) 9 2023 Supervisory Severely Adverse Scenario results | JPMorgan Chase Bank, N.A.

Agenda Page 1 Overview 1 2 2023 Supervisory Severely Adverse Scenario results 3 3 Risks and methodologies 10

Strategic risk is the risk to earnings, capital, liquidity or reputation1 associated with poorly designed or failed business plans or inadequate response to changes in the operating environment Capital risk ated risks during normal economic environments and under stressed conditions Liquidity risk is the risk that the Firm will be unable to meet its contractual and contingent financial obligations as they arise or that it does not have the appropriate amount, composition and tenor of funding and liquidity to support its assets and liabilities Key risks addressed in capital adequacy assessment projections The below risks, categorized across four key risk types, represent risks inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect risks from each of these categories: Risk types Definition Strategic Credit and investment Market Operational Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk and investment portfolio risk Consumer credit risk is the risk associated with the default or change in credit profile of a customer Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio or from principal investments Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term Operational risk is the risk of an adverse outcome resulting from inadequate or failed internal processes or systems; human factors; or external Compliance risk is the risk of failing to comply with laws, rules, regulations or codes of conduct and standards of self-regulatory organizations Conduct risk is the risk that any action or misconduct by an employee could lead to unfair client or customer outcomes, impact the integrity of the Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm Estimations and model risk is the potential for adverse consequences from decisions based on incorrect or misused estimation outputs For additional information on the Firm's risks, see Firmwide Risk Management and the various risk sections on pages 81-148 -K 1 Reputational impact is less quantifiable than other risks. Actual losses from historical events that may have impacted the Fi forecasting framework; however, the entirety of the reputational impact may not be quantifiable Risks and methodologies 10

Trading & counterparty losses Instantaneous global market shocks with no mitigating actions were applied to trading and counterparty positions as of October 13, 2022; mark-to- market and nine-quarter default losses are reflected in the first quarter of the projection period posure to changes in the fair value of financial instruments primarily driven by changes in market factors such as credit spreads, equity prices, interest rates, currency rates and commodity prices Counterparty default assumes the instantaneous and unexpected default of the counterparty which would result in the largest loss across derivatives and securities financing transaction activities after the market shock. In addition, modeled losses related to other traded products and central counterparty clearing exposures are also included Key methodologies used in capital adequacy assessment projections Components Forecast methodology PPNR Provision for credit losses Represents total net revenue less noninterest expense; includes operational risk expense and excludes the provision for credi t losses Product- lemented by industry data and qualitative model estimation, where appropriate Granular, LOB-level projections are used for expense forecasts, governed by Firmwide expense reduction guidelines for severe stress environments Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic For idiosyncratic risks with relatively large potential losses, the loss projections rely on subject matter experts' forward-looking assessment of the risk (i.e., scenario analysis, reasonably possible losses) Provision on loans and held-to-maturity investment securities Projections of net charge-offs, allowances for credit losses, and asset balances are based on the composition and characteristics across asset classes and customer segments of the wholesale and consumer loan portfolios and the held-to-maturity investment securities portfolio and any related hedges Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider macroeconomic forecasts, characteristics such as credit ratings, geographic distribution, product and industry mix, and collateral type Provision on AFS investment securities Projections of losses on AFS positions resulting from credit impairment assumes no investment securities are sold throughout the forecast period Credit impairment is estimated using credit migration models for non-securitized assets and cash flow simulations for securitized assets Risks and methodologies 11

Key methodologies used in capital adequacy assessment projections Components Forecast methodology RWA AOCI Capital Projections of risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach Credit risk RWA projections utilize forecasted assets, derivatives, and other off-balance sheet items Market risk RWA projections reflect relationships between RWA and overall performance of financial markets affected by key macroeconomic drivers using estimation models sion and OPEB plans Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS investment securities, pension and OPEB plan assets and liabilities Capital projections reflect the standardized set of capital action assumptions that are specified in the Federal Reserve's DFAST Rule Projections reflect changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under the FVO in the -to-market value of HFS/FVO loans primarily due to credit spreads, default losses and business strategy for the portfolio Other gains/losses Risks and methodologies 12

Forward-looking statements The results presented here contain forward-looking projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse Scenario prescribed by the Federal Reserve. The stress test results do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets, or capital and leverage ratios. Actual results may differ from those set forth in the forward- m those described in the forward- -K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, which have been filed with - web.com/ir/sec-other- Co. does not undertake to update any forward-looking statements. 13